SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

COGNEX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COGNEX CORPORATION

NOTICE OF SPECIAL MEETING IN LIEU OF

THE 2004 ANNUAL MEETING OF STOCKHOLDERS
April 22, 2004

To the Stockholders:

      A Special Meeting of the Stockholders of COGNEX CORPORATION in lieu of the 2004 Annual Meeting of Stockholders will be held on Thursday, April 22, 2004, at 10:00 a.m., local time, at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts, for the following purposes:

1.	To elect two directors, both to serve for terms of three years, all as more fully described in the accompanying Proxy Statement.

2.	To consider and act upon any other business which may properly come before the meeting or any adjournment or postponement thereof.

      The Board of Directors has fixed the close of business on March 10, 2004 as the record date for the meeting. All stockholders of record on that date are entitled to receive notice of and to vote at the meeting.

      YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors

ANTHONY J. MEDAGLIA, JR., Clerk

Natick, Massachusetts

March 17, 2004

Important

      Please note that due to security procedures, you will be required to show a form of picture identification to gain access to the offices of Goodwin Procter LLP. Please contact the Department of Investor Relations of the Corporation at (508) 650-3000 if you plan to attend the meeting.

COGNEX CORPORATION

One Vision Drive
Natick, Massachusetts 01760

PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cognex Corporation (the “Corporation”) for use at the Special Meeting in Lieu of the 2004 Annual Meeting of Stockholders to be held on Thursday, April 22, 2004, at the time and place set forth in the accompanying notice of the meeting, and at any adjournments or postponements thereof. This Proxy Statement is first being sent to stockholders on or about March 17, 2004.

      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, by giving written notice of revocation to the Clerk of the Corporation at any time before the proxy is exercised, or by filing a duly executed proxy bearing a later date. Any stockholder of record as of the record date attending the meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the meeting will not constitute revocation of a previously given proxy.

VOTING AND QUORUM

      The holders of a majority in interest of all common stock, par value $.002 per share (“Common Stock”), issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the meeting in order to constitute a quorum for the transaction of business. The election of a nominee for Director will be decided by plurality vote. Votes may be cast for or withheld from each nominee. Both abstentions and broker “non-votes” (that is, shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) are counted as present for the purposes of determining the existence of a quorum for the transaction of business. However, for purposes of determining the number of shares voting on a particular proposal, abstentions and broker “non-votes” are not counted as votes cast or shares voting.

      The Corporation’s principal executive offices are located at One Vision Drive, Natick, Massachusetts 01760, telephone number (508) 650-3000.

RECORD DATE AND VOTING SECURITIES

      Only stockholders of record at the close of business on March 10, 2004 (the “Record Date”) are entitled to receive notice of and to vote at the meeting. As of the close of business on the Record Date, there were 44,863,773 shares of Common Stock outstanding and entitled to vote. Each outstanding share of the Corporation’s Common Stock entitles the record holder to one vote.

ELECTION OF DIRECTORS

      The Board of Directors currently consists of six directors. Pursuant to Massachusetts law, the Board of Directors is divided into three classes, with each class as nearly equal in number as possible. One class is elected each year for a term of three years. It is proposed that Robert J. Shillman and Anthony Sun, whose terms expire at this meeting, be elected to serve terms of three years and in each case until their successors are duly elected and qualified or until they sooner die, resign or are removed.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ROBERT J. SHILLMAN AND ANTHONY SUN.

      The persons named in the accompanying proxy will vote, unless authority is withheld, “for” the election of the nominees named above. The Board of Directors anticipates that each of the nominees, if elected, will serve as a director. If any nominee is unable to accept election, the persons named in the accompanying proxy will vote for such substitute as the Board of Directors may recommend. Should the Board of Directors not recommend a substitute for any nominee, the proxy will be voted for the election of the remaining nominee. There are no family relationships between any Director or executive officer of the Corporation or its subsidiaries.

INFORMATION REGARDING DIRECTORS

      Set forth below is certain information furnished to the Corporation by the Director nominees and by each of the incumbent Directors whose terms will continue after the meeting. The Board of Directors has determined that all of the Director nominees and incumbent Directors listed below are “independent” as such term is defined in the applicable listing standards of the National Association of Securities Dealers, except for Messrs. Alias and Shillman who are also executive officers of the Corporation.

		Year First
		Elected a	Position With the Corporation or Principal
Name	Age	Director	Occupation During the Past Five Years

Nominated for a term ending in 2007:
Robert J. Shillman	57	1981	Since 1981, President, Chief Executive Officer and Chairman of the Board of Directors of the Corporation.
Anthony Sun	51	1982	Since 1979, a general partner, and since 1997 managing partner, of Venrock Associates, a venture capital partnership. Mr. Sun also serves as a member of the Board of Directors of Phoenix Technologies Ltd., and several private companies.
Serving a term ending in 2006:
Patrick Alias	58	2001	Since 1991, Executive Vice President of the Corporation.
Reuben Wasserman	74	1990	Since 1985, an independent consultant serving high tech corporations, venture capital firms, and serving on numerous Boards. Prior to 1985, he was Vice President of Strategic Planning for Gould, Inc. Mr. Wasserman also serves as a member of the Board of Directors of AMR, Inc., as a business advisor to Andover Controls Corporation, and as an advisor to the Board of Overseers of Lahey Clinic.

		Year First
		Elected a	Position With the Corporation or Principal
Name	Age	Director	Occupation During the Past Five Years

Serving a term ending in 2005:
Jerald Fishman	58	1998	Since 1971, held various management positions at Analog Devices, Inc., and has been since 1997, President and Chief Executive Officer of Analog Devices, Inc. Mr. Fishman also serves as a member of the Boards of Directors of Analog Devices, Inc. and Xilinx, Inc.
William Krivsky	74	1985	Since 1994, Principal of Kellogg, Krivsky & Buttler, Inc. and Chairman and CEO of Keyson Enterprises Inc. and The Keyson Company, Inc. From 1986 to 1994, Executive Vice President of Bird Corporation, a manufacturer and distributor of building materials and products and a provider of environmental services. Previously, Mr. Krivsky had served as CEO of Velcro Industries, N.V. Mr. Krivsky also serves as a member of the Board of Directors of Hitchiner Manufacturing.

      During fiscal 2003, there were four meetings of the Board of Directors of the Corporation. All of the Directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by committees of the Board of Directors on which they served. Members of the Corporation’s Board of Directors are strongly encouraged to attend the Annual Meeting, or Special Meeting in lieu thereof, of Stockholders of the Corporation; however, the Corporation does not have a formal policy with respect to attendance at the Annual or Special Meeting. All of the Directors attended the Special Meeting in lieu of the 2003 Annual Meeting of Stockholders held on April 24, 2003.

      Each non-employee Director received compensation in the amount of $7,500 for the 2003 fiscal year plus an additional $2,000 for each meeting attended. Each non-employee Director who served on the Compensation/ Stock Option Committee of the Board of Directors in 2003 received an annual fee of $2,000 for the fiscal year. Each non-employee Director who served on the Audit Committee of the Board of Directors in 2003 received an annual fee of $3,000 for the fiscal year. The Chairman of the Audit Committee received an additional fee of $2,000 for the fiscal year. Each Audit Committee member received an additional $1,000 for any meeting attended and an additional $500 for any telephonic meeting attended. In addition, each non-employee Director was granted options to purchase 10,000 shares of Common Stock at $21.195 per share on April 2, 2003. These options have a ten year term and vest in four equal annual installments commencing on January 1, 2004.

      Stockholders who wish to communicate with the Board of Directors or with a particular Director may send a letter to the Clerk of Cognex Corporation at One Vision Drive, Natick, Massachusetts 01760. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters should clearly state whether the intended recipients are all members of the Board or certain specified individual Directors. The Clerk will make copies of all such letters and circulate them to the appropriate Director or Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors has a Compensation/ Stock Option Committee whose members are Reuben Wasserman and Jerald Fishman, Chairman. Each member of the Compensation/ Stock Option Committee is “independent” as such term is defined in the applicable listing standards of the National Association of Securities Dealers. The Compensation/ Stock Option Committee determines the compensation to be paid to key officers of the Corporation and administers the Corporation’s stock option plans. The Compensation/ Stock Option Committee met four times in fiscal 2003.

      The Corporation also has an Audit Committee whose members are Reuben Wasserman, Jerald Fishman and William Krivsky, Chairman. For fiscal 2003, among other functions, the Audit Committee reviewed with the Corporation’s independent auditors, the scope of the audit for the year, the results of the audit when completed and the independent auditors’ fees for services performed. The Audit Committee also appointed the independent auditors and reviewed with management various matters related to the Corporation’s internal controls. Under the written charter of the Audit Committee, the Audit Committee also determined funding for the independent auditors and pre-approved all auditing and permitted non-audit services. The Audit Committee’s Charter, as amended, is attached to this Proxy Statement as Appendix A. During fiscal 2003, the Audit Committee held eight meetings, four of which were telephonic meetings. Each member of the Audit Committee is “independent” as such term is defined in the applicable listing standards of the National Association of Securities Dealers. The Board of Directors has also determined that William Krivsky qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (the “Commission”).

      The Corporation also has a Nominating Committee whose members are William Krivsky, Reuben Wasserman, and Jerald Fishman, Chairman. Each member of the Nominating Committee is “independent” as such term is defined in the applicable listing standards of the National Association of Securities Dealers. The Nominating Committee is responsible for identifying individuals qualified to serve as members of the Board and recommending to the Board nominees for election at each annual meeting of stockholders and when vacancies in the Board occur for any reason. The Nominating Committee acts pursuant to a written charter, which was adopted by the Board of Directors on March 5, 2003 and is attached to this Proxy Statement as Appendix B. During fiscal 2003, there was one meeting of the Nominating Committee.

      When considering a potential candidate for membership on the Board of Directors, the Nominating Committee will consider any criteria it deems appropriate, including, among other things, the experience and qualifications of any particular candidate as well as such candidate’s past or anticipated contributions to the Board and its committees. At a minimum, each nominee is expected to have high personal and professional integrity and demonstrated ability and judgment, and to be effective, with the other Directors, in collectively serving the long-term interests of the stockholders. In addition to the minimum qualifications set forth for each nominee above, when considering potential candidates for the Board of Directors, the Nominating Committee seeks to ensure that the Board of Directors is comprised of a majority of independent directors and that the committees of the Board of Directors are comprised entirely of independent directors. The Nominating Committee may also consider any other standards that it deems appropriate, including whether a potential candidate has direct experience in the industry or markets in which the Corporation operates and whether such candidate, if elected, would assist in achieving a mix of directors that represents a diversity of background and experience. In practice, the Nominating Committee generally will evaluate and consider all candidates recommended by the Directors, officers and stockholders of the Corporation. The Nominating Committee intends to consider stockholder recommendations for Directors using the same criteria as potential nominees recommended by the members of the Nominating Committee or others.

      In March 2004, the Nominating Committee met and recommended Robert J. Shillman and Anthony Sun as nominees for election at this year’s meeting. The Nominating Committee did not receive any stockholder nominees for election as Director with respect to the meeting.

      Stockholders who wish to submit Director candidates for consideration should send such recommendations to the Clerk of the Corporation at the Corporation’s executive offices not less than 120 calendar days prior to the date on which the Corporation’s proxy statement for the prior year was released. Such recommendations must include: (i) the name and address of record of the stockholder, (ii) a representation that the stockholder is a record holder of the Corporation’s Common Stock, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act, (iii) the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate, (iv) a description of the qualifications of the proposed Director candidate which addresses the minimum qualifications described above, (v) a description of all arrangements or understandings between the stockholder and the proposed Director candidate, and (vi) the consent of the proposed Director candidate to be named in the proxy statement and to serve as a Director if elected at such meeting. Stockholders must also submit any other information regarding the proposed Director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Commission. See also the information under “Deadlines for Submission of Stockholder Proposals.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table shows as of February 29, 2004 any person who is known by the Corporation to be the beneficial owner of more than five percent of the Corporation’s Common Stock. For purposes of this Proxy Statement, beneficial ownership is defined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, agreement, understanding, relationship or otherwise has or shares the power to vote such security or to dispose of such security.

	Amount and
	Nature of
	Beneficial	Percent of
Name and Address of Beneficial Owner	Ownership	Class(3)

Robert J. Shillman	4,666,556 (1)	10.4%
Cognex Corporation One Vision Drive Natick, MA 01760
Brown Capital Management, Inc.	2,281,499 (2)	5.1%
1201 N. Calvert Street Baltimore, MD 21202

(1)	Includes 700 shares held by Mr. Shillman’s wife, and an aggregate of 7,000 shares held by Mr. Shillman’s children. Includes also 138,850 shares which Mr. Shillman has the right to acquire upon the exercise of outstanding options exercisable currently or within 60 days of February 29, 2004.

(2)	Information regarding Brown Capital Management, Inc. (“Brown Capital”) is based solely upon a Schedule 13G filed by Brown Capital with the Commission on February 11, 2004, which indicates that Brown Capital has sole voting power over 1,059,529 shares and sole dispositive power over 2,281,499 shares.

(3)	Percentages are calculated on the basis of 44,645,606 shares of Common Stock outstanding as of February 29, 2004.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

      The following information is furnished as of February 29, 2004, with respect to Common Stock of the Corporation beneficially owned within the meaning of Rule 13d-3 of the Exchange Act by each Director of the Corporation, each Director nominee, each of the Named Executive Officers (as defined herein) and by all Directors and Executive Officers of the Corporation as a group. Unless otherwise indicated, the individuals named held sole voting and investment power over the shares listed below. The address for each individual is c/o Cognex Corporation, One Vision Drive, Natick, Massachusetts 01760.

	Amount and
	Nature of
	Beneficial	Percent of
Name	Ownership(1)	Class(2)

Robert J. Shillman	4,666,556 (3)	10.4%
Anthony Sun	182,288	*
Richard Morin	115,232	*
James Hoffmaster	113,875	*
Patrick Alias	94,279	*
Jerald Fishman	43,000	*
William Krivsky	24,799	*
Reuben Wasserman	10,000	*
All Directors and Executive Officers as a group (8 persons)	5,250,029 (4)	11.7%

*	Less than 1%

(1)	Includes the following shares which the specified individual has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of February 29, 2004: Mr. Shillman, 138,850; Mr. Sun, 40,000 shares; Mr. Morin, 112,250 shares; Mr. Hoffmaster, 113,875 shares; Mr. Alias, 90,350 shares; Mr. Fishman, 43,000 shares; Mr. Krivsky, 2,500 shares; and Mr. Wasserman, 10,000 shares.

(2)	Percentages are calculated on the basis of 44,645,606 shares of Common Stock outstanding as of February 29, 2004. The total number of shares outstanding used in calculating the percentages also assumes that only the currently exercisable options or options which become exercisable within 60 days of February 29, 2004 held by the person to acquire shares of Common Stock are exercised, but does not include the number of shares of Common Stock underlying options held by any other person.

(3)	See Footnote (1) under “Security Ownership of Certain Beneficial Owners”.

(4)	Includes 550,825 shares which certain Directors and Executive Officers have the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days of February 29, 2004.

      The material in the following report and the performance graph on page 9 is not “soliciting material,” are not deemed filed with the Commission and are not to be incorporated by reference in any filing of the Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION/ STOCK OPTION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

      The Corporation’s executive compensation program is administered by the Compensation/ Stock Option Committee (the “Committee”), which determines executive officer compensation annually. The Committee is composed of independent directors who are not employees of the Corporation and its determinations with respect to compensation for a fiscal year are made at the beginning of the fiscal year.

      In its deliberations, the Committee considers (i) the levels of responsibility associated with each executive’s position, (ii) the past performance of the individual executive, (iii) the extent to which any individual, departmental or Corporation-wide goals have been met, (iv) the overall competitive environment and the level of compensation necessary to attract and retain talented and motivated individuals in key positions, and (v) the recommendations of appropriate officers of the Corporation.

      The Corporation’s compensation program utilizes a combination of base salaries, annual bonuses and stock option awards.

      In determining the base salaries paid to the Corporation’s executive officers for the year ended December 31, 2003, the Committee considered, in particular, their levels of responsibility, salary increases awarded in the past, and the executive’s experience and potential.

      The Committee views annual bonuses as a vehicle for rewarding executives for meeting performance objectives. The Committee establishes individual and corporate performance targets each year. Executive officers are eligible to receive annual cash bonuses upon achievement of such predetermined performance targets. The annual bonuses for the fiscal year ended December 31, 2003 reflect the achievement of predetermined targets related to the Corporation’s operating income, other company metrics and individual goals. The annual bonuses were paid in February 2004.

      The Corporation’s stock option program is intended to reward the participating executives for their efforts in building shareholder value and improving corporate performance over the long term. The stock option program also promotes the retention of talented executives. In determining the number of options granted to executive officers, the Committee takes into consideration options granted to such executives in previous years and the potential value which may be realized upon exercise of the options as a result of appreciation of the Corporation’s stock during the option term.

      The Internal Revenue Code limits the deduction a public company is permitted for compensation paid to the chief executive officer and to the four most highly compensated executive officers, other than the chief executive officer. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. In order to qualify as performance-based compensation under the tax law, certain requirements must be met, including approval of the performance measures by stockholders. In its deliberations, the Committee considers ways to maximize deductibility of executive compensation, while retaining the discretion the Committee considers appropriate to compensate executive officers at levels commensurate with their responsibilities and achievements.

Compensation of Robert J. Shillman, President, Chief Executive Officer and Chairman

      The Committee established the compensation of Robert J. Shillman, the President, Chief Executive Officer and Chairman of the Board of Directors of the Corporation for the fiscal year ended December 31, 2003, using the same criteria that were used to determine the compensation of other executive officers as described above. In establishing Mr. Shillman’s compensation for the fiscal year ended December 31, 2003, the Committee considered his level of responsibility, salary increases awarded in the past, and the significant role that Mr. Shillman has played in setting the strategic direction of the Corporation. Mr. Shillman’s base compensation was not increased by the Committee for 2003. In addition, Mr. Shillman elected to forego his 2003 base salary due to the slowdown in the Corporation’s business. Mr. Shillman was paid a bonus of $21,450 in February 2004, and he was granted options to purchase 55,000 shares of Common Stock at $21.195 per share on April 2, 2003.

      The foregoing report has been approved by all members of the Committee.

COMPENSATION/ STOCK OPTION
COMMITTEE

JERALD FISHMAN, Chairman
REUBEN WASSERMAN

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

PERFORMANCE GRAPH FOR COGNEX CORPORATION

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Corporation’s Common Stock, based on the market price of the Corporation’s Common Stock, with the total return on companies within the Nasdaq Stock Market-US Companies Index (the “Nasdaq-US Index”) and the Center for Research in Security Prices (“CRSP”) Nasdaq Lab Apparatus & Analytical, Optical, Measuring & Controlling Instrument (SIC 3820-3829 US Companies) Index (the “Nasdaq Lab Apparatus Index”). The Performance Graph assumes an investment of $100 in each of the Corporation and the two indices, and the reinvestment of any dividends. The historical information set forth below is not necessarily indicative of future performance. Data for the Nasdaq-US Index and the Nasdaq Lab Apparatus Index was provided to the Corporation by CRSP.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

PERFORMANCE GRAPH FOR COGNEX CORPORATION

Produced on 01/21/2004 including data to 12/31/2003

Notes:

A.	The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B.	The indexes are reweighted daily, using the market capitalization on the previous trading day.

C.	If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D.	The index level for all series was set to $100.0 on 12/31/1998.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

      The members of the Compensation/ Stock Option Committee during fiscal 2003 were Mr. Fishman and Mr. Wasserman. Neither of them has served as an officer or employee of the Corporation or any of its subsidiaries, nor had any other business relationship or affiliation with the Corporation or any of its subsidiaries (other than his service as a Director).

CERTAIN RELATIONSHIPS AND RELATED

TRANSACTIONS

      On June 30, 2000, the Corporation became a Limited Partner in Venrock Associates III, L.P., a venture capital fund. The Corporation has committed to a total investment in the limited partnership of up to $25,000,000, of which $13,625,000 had been contributed as of December 31, 2003. The commitment to contribute capital expires on January 1, 2005 and the Corporation does not have the right to withdraw from the partnership prior to December 31, 2010. Mr. Sun, a Director of the Corporation, is a managing general partner of Venrock Associates. In the opinion of the Board, the Corporation’s relationship with Venrock Associates will not interfere with Mr. Sun’s exercise of independent judgment in carrying out his responsibilities as a Director of the Corporation.

      In May 2001, Mr. Hoffmaster, Executive Vice President and Chief Operating Officer of the Corporation, received a personal, non-interest bearing loan from the Corporation in the principal amount of $200,000 in conjunction with his hiring. The Corporation automatically applies any cash bonus payments (less applicable taxes and deductions) earned by Mr. Hoffmaster to the repayment of the loan balance. The loan must be repaid upon the termination of Mr. Hoffmaster’s employment; provided, however, if the Corporation terminates Mr. Hoffmaster’s employment for any reason other than cause, then the unpaid balance shall be forgiven. The largest aggregate amount outstanding under the loan during 2003 was $192,788. The amount outstanding as of February 29, 2004 was $183,244.

EXECUTIVE COMPENSATION

      The following table sets forth the compensation awarded to, earned by or paid to (i) the Corporation’s Chief Executive Officer and (ii) three other Executive Officers whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to the Corporation and its subsidiaries in 2003 (collectively, the “Named Executive Officers”).

Summary Compensation Table

				Long Term
				Compensation
				Awards

	Annual Compensation			Securities
				Underlying	All Other
Name and Principal Position	Year	Salary(1)	Bonus(1)	Options (Shares)	Compensation(2)

Robert J. Shillman	2003	$0	$21,450	55,000	$6,206
President and Chief	2002	$0	$17,638	176,000	$5,726
Executive Officer	2001	$89,190	$0	41,450	$5,670
James Hoffmaster	2003	$281,077	$15,400	50,000	$3,868
Executive Vice President	2002	$280,000	$12,663	23,123	$6,735
and Chief Operating Officer	2001	$135,471	$0	300,000	$53,427 (3)
Patrick Alias	2003	$233,896	$12,815	25,000	$8,229
Executive Vice President	2002	$222,246	$10,537	0	$10,447
	2001	$236,896	$0	1,800	$7,016
Richard Morin	2003	$197,730	$8,752	35,000	$10,097
Chief Financial Officer,	2002	$195,827	$7,055	35,000	$8,682
Senior Vice President,	2001	$176,058	$0	4,000	$7,853
and Treasurer

(1)	Salary and bonus amounts are presented in the year earned. The payment of such amounts may have occurred in other years.

(2)	Includes the following amounts paid by the Corporation for insurance premiums for the benefit of the Named Executive Officer: (i) in 2003: for Mr. Shillman $2,322, for Mr. Hoffmaster $1,290, for Mr. Alias $2,229, and for Mr. Morin $984; (ii) in 2002: for Mr. Shillman $2,322, for Mr. Hoffmaster $1,235, for Mr. Alias $2,147, and for Mr. Morin $929; and (iii) in 2001: for Mr. Shillman $570, for Mr. Hoffmaster $643, for Mr. Alias $1,916, and for Mr. Morin $690. Includes the following contributions made by the Corporation under its 401k Plan: (i) in 2003: for Mr. Shillman $276, for Mr. Hoffmaster $2,578, for Mr. Alias $6,000, and for Mr. Morin $6,000; (ii) in 2002: for Mr. Shillman $0, for Mr. Hoffmaster $5,500, for Mr. Alias $5,000, and for Mr. Morin $5,000; and (iii) in 2001: for Mr. Shillman $5,100, for Mr. Hoffmaster $2,784, for Mr. Alias $5,100, and for Mr. Morin $5,100. In addition, includes miscellaneous fringe benefits: (i) in 2003: for Mr. Shillman $3,608; for Mr. Morin $3,113; (ii) in 2002: for Mr. Shillman $3,404, for Mr. Alias $3,300, and for Mr. Morin $2,754; and (iii) in 2001: for Mr. Morin $2,063.

(3)	Includes a relocation payment of $50,000.

Termination Agreement

      On June 4, 2001, the Corporation and Mr. Hoffmaster entered into a termination agreement, which provides for severance benefits to Mr. Hoffmaster in the event his employment is terminated under certain circumstances. In the event the Corporation terminates Mr. Hoffmaster for any reason other than “cause” and not in connection with a change in control, the Corporation will pay Mr. Hoffmaster an aggregate amount, in no event exceeding $240,000, in accordance with a formula that takes into account his remaining non-compete period and any pre-tax gain realized or realizable in connection with his stock options. If, however, (i) within 12 months following a change of control, Mr. Hoffmaster is terminated by the surviving entity for reasons other than “cause” or (ii) Mr. Hoffmaster voluntarily terminates his employment following a change of control upon the occurrence of certain events, the surviving entity will pay Mr. Hoffmaster an aggregate amount, in no event exceeding $240,000, in accordance with a formula that takes into account the number of months that he was an employee of the Corporation and the surviving entity. In addition, a number of stock options held by Mr. Hoffmaster, which number shall be determined based on his number of full months of employment, will accelerate and become exercisable.

Option Grants in Last Fiscal Year

      The following table provides information on option grants in fiscal 2003 to the Named Executive Officers. Pursuant to applicable regulations of the Commission, the following table also sets forth the hypothetical value which might be realized with respect to such options based on assumed rates of stock appreciation of 5% and 10% compounded annually from date of grant to the end of the option terms.

	Individual Grants

		Percentage			Potential Realizable
		of Total			Value at Assumed
	Number of	Options			Annual Rates of Stock
	Securities	Granted to	Exercise		Price Appreciation for
	Underlying	Employees	or Base		Option Term(3)
	Options	in Fiscal	Price	Expiration
Name	Granted(1)	2003(2)	(per share)	Date	5%	10%

Robert J. Shillman	55,000	2.32%	$21.195	4/2/13	$733,118	$1,857,865
President and Chief
Executive Officer
James Hoffmaster	50,000	2.11%	$21.195	4/2/13	$666,471	$1,688,969
Executive Vice President
and Chief Operating Officer
Patrick Alias	25,000	1.05%	$22.255	4/24/13	$349,901	$886,718
Executive Vice President
Richard Morin	35,000	1.48%	$21.195	4/2/13	$466,530	$1,182,278
Chief Financial Officer,
Senior Vice President,
and Treasurer

(1)	These options have a ten year term and became exercisable in four equal annual installments commencing on January 1, 2004.

(2)	A total of 2,372,342 options were granted to employees of the Corporation for recognition of services rendered in fiscal year 2003.

(3)	These values are based on assumed compound rates of appreciation specified by the Commission. Actual gains, if any, on shares acquired on option exercises are dependent on the future performance of the Corporation’s Common Stock. There can be no assurance that the values reflected in this table will be achieved.

Aggregated Option Exercises in Last Fiscal Year and 12/31/03 Option Values

      The following table sets forth the aggregated number of options to purchase shares of Common Stock exercised by the Named Executive Officers in 2003 and the value of the Named Executive Officers’ unexercised options at December 31, 2003.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money Options at
			Options at 12/31/03		12/31/03(2)
	Shares
	Acquired	Value
Name	On Exercise	Realized(1)	Exercisable / Unexercisable		Exercisable / Unexercisable

Robert J. Shillman	74,200	$546,638	168,250	265,800	$737,075	$2,060,450
President & Chief
Executive Officer
James Hoffmaster	0	$0	109,250	263,873	$423,588	$1,171,618
Executive Vice President
and Chief Operating Officer
Patrick Alias	140,000	$2,223,382	84,000	62,600	$848,948	$528,005
Executive Vice President
Richard Morin	0	$0	74,500	113,500	$214,269	$592,266
Chief Financial Officer,
Senior Vice President,
and Treasurer

(1)	The value realized on exercise represents the difference between the exercise prices of the stock options and the trading price of the Corporation’s Common Stock on the NASDAQ National Market System on the date of exercise, multiplied by the number of shares underlying the options.

(2)	The value of unexercised in-the-money stock options represents the difference between the exercise prices of the stock options and the closing price of the Corporation’s Common Stock on the NASDAQ National Market System on December 31, 2003 of $28.29, multiplied by the number of shares underlying the options.

INDEPENDENT AUDITORS

      On June 5, 2003, PricewaterhouseCoopers LLP (“PWC”) was dismissed and Ernst & Young LLP (“Ernst & Young”) was engaged as the principal independent auditor for the Corporation. The decision to change auditors was unanimously approved by the Audit Committee of the Board of Directors.

      The reports of PWC on the financial statements of the Corporation for the years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Corporation’s fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through June 5, 2003, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal years ended December 31, 2002 and 2001, or the subsequent interim period through June 5, 2003.

      During the fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through June 5, 2003, the Corporation did not consult with Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Corporation’s financial statements, and neither a written report was provided to the Corporation nor oral advice provided that Ernst & Young concluded was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

      The Audit Committee has appointed Ernst & Young as independent auditors to examine the consolidated financial statements of the Corporation and its subsidiaries for the fiscal year ended December 31, 2004. A representative of Ernst & Young is expected to be present at the meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions. Representatives of PWC are not expected to be present at the meeting.

Fees

      The aggregate fees charged or expected to be charged by Ernst & Young for services rendered in auditing the Corporation’s annual financial statements for the most recent fiscal year and reviewing the financial statements included in the Corporation’s quarterly reports on Form 10-Q for the second and third quarters of the most recent fiscal year, as well as the fees charged by Ernst & Young for other professional services rendered during the most recent fiscal year are as follows:

     Fees for fiscal 2003 (for services rendered June 6, 2003 through December 31, 2003):

Audit Fees	$286,000
Audit-Related Fees, (which principally relate to consultation on accounting and audit matters)	$16,000
Tax Fees:
Tax compliance, planning and preparation	$0
Tax consulting, advisory and other services	$11,000

Total Tax Fees	$11,000
All Other Fees	$0

      The aggregate fees charged by PWC for services rendered in reviewing the financial statements included in the Corporation’s quarterly report on Form 10-Q for the first quarter of 2003, as well as the fees charged by

PWC for other professional services rendered during the most recent fiscal year through June 5, 2003 are as follows:

     Fees for fiscal 2003 (for services rendered January 1, 2003 through June 5, 2003):

Audit Fees	$54,000
Audit-Related Fees, (which principally relate to consultation on accounting and audit matters)	$7,000
Tax Fees:
Tax compliance, planning and preparation	$59,000
Tax consulting, advisory and other services	$384,000

Total Tax Fees	$443,000
All Other Fees	$0

      The aggregate fees charged by PWC for services rendered in auditing the Corporation’s annual financial statements for fiscal year 2002 and reviewing the financial statements included in the Corporation’s quarterly reports on Form 10-Q for 2002, as well as the fees charged by PWC for other professional services rendered during 2002 are as follows:

     Fees for fiscal 2002:

Audit Fees	$297,000
Audit-Related Fees	$0
Tax Fees:
Tax compliance, planning and preparation	$271,000
Tax consulting, advisory and other services	$367,000

Total Tax Fees	$638,000
All Other Fees	$0

Pre-approval Policies

      The Audit Committee pre-approves all auditing services and the terms of such services (which may include providing comfort letters in connection with securities underwritings) and non-audit services provided by the Corporation’s independent auditors, but only to the extent that the non-audit services are not prohibited under applicable law and the Audit Committee reasonably determines that the non-audit services do not impair the independence of the independent auditors. The authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

      The pre-approval requirement is waived with respect to the provision of non-audit services for the Corporation if (i) the aggregate amount of all such non-audit services provided to the Corporation constitutes not more than 5% of the total amount of revenues paid by the Corporation to its independent auditors during the fiscal year in which such non-audit services were provided, (ii) such services were not recognized at the time of the engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more of its members to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee has considered and determined that the provision of the non-audit services described above is compatible with maintaining the auditor’s independence.

REPORT OF THE AUDIT COMMITTEE(1)

      The following is the report of the Audit Committee with respect to the Corporation’s audited financial statements for the fiscal year ended December 31, 2003.

      The Audit Committee has reviewed and discussed the Corporation’s audited financial statements with management. The Audit Committee has discussed with Ernst & Young LLP, the Corporation’s independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees which provides that certain matters related to the conduct of the audit of the Corporation’s financial statements are to be communicated to the Audit Committee. The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 relating to the auditor’s independence from the Corporation, has discussed with Ernst & Young LLP their independence from the Corporation, and has considered the compatibility of non-audit services with the auditor’s independence.

      The Audit Committee acts pursuant to the Audit Committee Charter. Each of the members of the Audit Committee qualifies as an “independent” Director under the applicable listing standards of the National Assocation of Securities Dealers.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Corporation’s Board of Directors that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

AUDIT COMMITTEE

WILLIAM KRIVSKY, Chairman
JERALD FISHMAN
REUBEN WASSERMAN

(1)	The material in this report is not “soliciting material,” is not deemed filed with the Commission and is not to be incorporated by reference in any filing of the Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPLIANCE WITH SECTION 16(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s officers and Directors and persons owning more than 10% of the outstanding Common Stock of the Corporation to file reports of ownership and changes in ownership with the Commission. Officers, Directors and greater than 10% holders of Common Stock are required by the Commission’s regulations to furnish the Corporation with copies of all forms they file with the Commission under Section 16(a).

      Based solely on copies of such forms furnished as provided above, the Corporation believes that during the year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, Directors and owners of greater than 10% of its Common Stock were complied with.

DEADLINES FOR SUBMISSION OF

STOCKHOLDER PROPOSALS

      Under regulations adopted by the Commission, any proposal submitted for inclusion in the Corporation’s Proxy Statement relating to the 2005 Annual Meeting of Stockholders must be received at the Corporation’s principal executive offices in Natick, Massachusetts on or before November 17, 2004. Receipt by the Corporation of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

      In addition to the Commission requirements regarding stockholder proposals, the Corporation’s By-Laws contain provisions regarding matters to be brought before stockholder meetings. If stockholder proposals, including proposals regarding the election of Directors, are to be considered at the 2005 Annual Meeting, notice of them whether or not they are included in the Corporation’s proxy statement and form of proxy, must be given by personal delivery or by United States mail, postage prepaid, to the Clerk of the Corporation on or before February 11, 2005. The notice must set forth: (i) information concerning the stockholder, including his or her name and address; (ii) a representation that the stockholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the matter specified in the notice; and (iii) such other information as would be required to be included in a proxy statement soliciting proxies for the presentation of such matter to the meeting. Stockholder proposals with respect to the election of directors must also contain other information set forth in the Corporation’s By-Laws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals subject to Commission rules governing the exercise of this authority.

      It is suggested that any stockholder proposal be submitted by certified mail, return receipt requested.

OTHER MATTERS

      Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

EXPENSES AND SOLICITATION

      The cost of this solicitation will be borne by the Corporation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Corporation (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the expense of the Corporation.

FORM 10-K REPORT

      The Corporation will provide each beneficial owner of its securities with a copy of its annual report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission for the Corporation’s most recent fiscal year, without charge, upon receipt of a written request from such person. Such request should be sent to Department of Investor Relations, Cognex Corporation, One Vision Drive, Natick, Massachusetts 01760.

VOTING PROXIES

      The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If a properly signed proxy is returned, but not marked as to a particular proposal, the shares represented by such proxy will be voted in favor of the Board of Directors’ recommendations.

By Order of the Board of Directors

ANTHONY J. MEDAGLIA, JR., Clerk

Natick, Massachusetts

March 17, 2004

Appendix A

COGNEX CORPORATION

REVISED AND AMENDED AUDIT COMMITTEE CHARTER

ADOPTED: MARCH 12, 2004

I.	Purpose

      The primary function of the Audit Committee of Cognex Corporation (the “Corporation”) is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s accounting and financial reporting processes and the audits of the Corporation’s financial statements. Consistent with this function, the Audit Committee encourages continuous improvement of, and adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Corporation’s independent accountants.

•	Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

II.	Composition

      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall satisfy the independence and experience requirements of applicable statutes and regulations, including those of the Marketplace Rules of the National Association of Securities Dealers, Inc., and shall not have participated in the preparation of the financial statements of the Corporation or a current subsidiary of the Corporation at any time during the past three years. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

      The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. The members of the Audit Committee may be replaced or removed by the Board at any time with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. Unless a Chair is designated by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Committee membership.

      A member of the Audit Committee may not, other than in his capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive, directly or indirectly, from the Corporation any consulting, advisory or other compensatory fee from the Corporation.

III.	Meetings

      The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less than four times per year. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chair of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

IV.	Responsibilities and Authority

      In meeting its purpose, the Audit Committee is expected to:

Documents/ Report Review

1.	Review and assess this Charter at least annually, and as conditions dictate, and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

2.	Review the organization’s annual and quarterly financial statements submitted to the Securities and Exchange Commission (the “SEC”) on Forms 10-K and 10-Q.

3.	Review with financial management and the independent accountants the Corporation’s quarterly results prior to the release of earnings.

Independent Accountants

4.	Be directly responsible for the appointment, compensation, retention and termination, and oversight of the work of the Corporation’s independent accountants (including resolution of any disagreements between management and the independent accountants regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation.

5.	Instruct the independent accountants to report directly to the Audit Committee.

6.	Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Corporation, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

7.	Review the performance of the independent accountants with the Corporation’s senior financial management.

8.	Pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Corporation by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Corporation if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

Financial Reporting Processes

9.	Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors, including any serious difficulties or disputes with management encountered during the course of the audit.

10.	Review with the independent auditors and senior financial personnel the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

11.	Discuss with the independent accountants any audit findings pursuant to Section 10A of the Private Securities Litigation Reform Act of 1995. (Among other things, this section requires each audit to include procedures regarding detection of illegal acts, identification of related party transactions and evaluation of the issuer’s ability to continue as a going concern.)

12.	In consultation with the independent accountants, review the integrity of the organization’s financial reporting processes, both internal and external.

13.	Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

14.	Discuss with management and the independent accountants the accounting policies of the Corporation which may be viewed as critical; the nature and extent of any significant changes in accounting principles or the application thereof; significant judgment areas; significant risks and exposures and the steps management has taken to minimize such risks to the Corporation; and the quality and adequacy of the Corporation’s accounting policies and estimates.

15.	Review and discuss with the independent auditor those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61 (“SAS 61”), including internal control matters, fraud, the auditor’s responsibility under generally accepted auditing standards, significant audit adjustments and other such items.

16.	Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, make a recommendation to the Board as to whether the Corporation’s audited financial statements should be included in the Corporation’s Annual Report on Form 10-K for the last fiscal year.

Procedures for Addressing Complaints and Concerns

17.	Establish procedures for (1) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters. The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

Related Party Transactions

18.	The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all related party transactions.

Other

19.	Meet with the independent accountants and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

20.	Report Committee actions to the Board of Directors with such recommendations as the Audit Committee may deem appropriate.

21.	Prepare the report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Corporation’s annual proxy statement.

22.	The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities.

23.	The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

24.	The Committee shall perform such other functions as required by law, the Corporation’s charter or bylaws, or the Board of Directors.

25.	Provide an independent, direct communication link between the Board of Directors and the independent accountants.

      Notwithstanding the responsibilities and authority of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Corporation’s financial statements or determining whether the Corporation’s financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations or the Corporation’s Code of Business Conduct and Ethics.

      In carrying out its responsibilities, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals with whom the Audit Committee may consult. The Audit Committee shall have the authority to request that any officer or employee of the Corporation, the Corporation’s outside legal counsel, the Corporation’s independent auditor or any other professional retained by the Corporation to render advice to the Corporation attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

      The Corporation shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to (1) the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation and (2) independent counsel or any other advisors engaged by the Audit Committee. The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

ADOPTED: March 12, 2004

Appendix B

COGNEX CORPORATION

NOMINATING COMMITTEE CHARTER

I.	Purpose

      The Nominating Committee of the Board of Directors (the “Nominating Committee”) of Cognex Corporation (the “Corporation”) on behalf of the Board of Directors (the “Board”) is responsible for identifying individuals qualified to serve as board members and recommending to the Board nominees for election as directors at each annual meeting of stockholders and when vacancies in the Board occur for any reason.

II.	Composition

      The number of individuals serving on the Nominating Committee shall be fixed by the Board from time to time but shall consist of no fewer than two members, all of whom shall meet the independence requirements of applicable statutes and regulations, including those of the Marketplace Rules of the National Association of Securities Dealers, Inc.

      The members of the Nominating Committee shall be appointed annually by the Board and may be replaced or removed by the Board at any time with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Nominating Committee. Any vacancy on the Nominating Committee, occurring for whatever reason, may be filled only by the Board. Unless a Chair is designated by the full Board, the members of the Nominating Committee may designate a Chair by majority vote.

III.	Meetings

      The Nominating Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter. A majority of the members of the Nominating Committee shall constitute a quorum for purposes of holding a meeting and the Nominating Committee may act by a vote of a majority of members present at such meeting. In lieu of a meeting, the Nominating Committee may act by unanimous written consent. The Chair of the Nominating Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

IV.	Responsibilities

      The Nominating Committee’s responsibilities shall be to:

      A.     Review of Charter

•	Review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Nominating Committee deems appropriate.

      B.     Selection of New Directors

•	Identify individuals qualified to serve as members of the Board and recommend to the Board nominees for election at each annual meeting of stockholders and when vacancies in the Board occur for any reason. In identifying individuals qualified to serve on the Board, the Nominating Committee may consider any criteria it deems appropriate, including, without limitation, the

B-1

experience and qualifications of any particular director candidate as well as such director candidate’s past or anticipated contributions to the Board and its committees.

C.	Matters Relating to Retention and Termination of Search Firms to Identify Director Candidates

•	Exercise sole authority to retain and terminate any search firm that is to be used to assist in identifying director candidates. The Nominating Committee shall also have sole authority to approve any such search firm’s fees and other retention terms.

V.     General

•	The Nominating Committee may establish and delegate authority to subcommittees consisting of one or more of its members when the Nominating Committee deems it appropriate to do so in order to carry out its responsibilities.

•	The Nominating Committee shall make regular reports to the Board concerning areas of the Nominating Committee’s responsibility.

•	In carrying out its responsibilities, the Nominating Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Nominating Committee may consult. The Nominating Committee shall have the authority to request that any officer or employee of the Corporation, the Corporation’s outside legal counsel, the Corporation’s independent auditor or any other professional retained by the Corporation to render advice to the Corporation attend a meeting of the Nominating Committee or meet with any members of or advisors to the Nominating Committee. The Nominating Committee shall also have the authority to engage legal, accounting or other advisors to provide it with advice and information in connection with carrying out its responsibilities.

•	The Nominating Committee may perform such other functions as may be requested by the Board from time to time.

ADOPTED: March 5, 2003

B-2

DETACH CARD

PROXY

COGNEX CORPORATION
Special Meeting in Lieu of
2004 Annual Meeting of Stockholders
April 22, 2004

The undersigned hereby appoints Robert J. Shillman and Anthony Sun, and each of them, with full power of substitution, proxies to represent the undersigned at the Special Meeting in Lieu of the 2004 Annual Meeting of Stockholders of COGNEX CORPORATION to be held April 22, 2004 at 10:00 a.m., local time, at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts, and at any adjournment or postponement thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all of the shares of common stock, par value $0.002 per share, of COGNEX CORPORATION held of record by the undersigned as of the close of business on March 10, 2004, upon such business as may properly come before the meeting, including the following:

1.	Election of two directors for terms of three years. Nominees: (01) Robert J. Shillman and (02) Anthony Sun

☐	FOR all nominees

☐	WITHHELD from all nominees

☐	WITHHELD as to the nominee noted:

2.	In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournments or postponements thereof.

(Continued and to be signed on reverse side)

DETACH CARD

(Continued from the other side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON ALL PROPOSALS SPECIFIED. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT AND IN ACCORDANCE WITH THE PROXIES’ DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

Mark here if you plan to attend the meeting ☐	Date:	, 2004

Signature

Signature

Please sign exactly as your names(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED
WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON